UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 22, 2005
                                                        -----------------

                            CROSSROADS SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)




            Delaware                      000-30362               74-2846643
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  (State of Other Jurisdiction    (Commission File Number)      (IRS Employer
        of Incorporation)                                   Identification No.)

        8300 North MoPac Expressway, Austin, Texas                 78759
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         (Address of Principal Executive Offices)                (Zip Code)

(Registrant's Telephone Number, Including Area Code)   (512) 349-0300

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). |_| Yes |X| No

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition

         On November 22, 2005, Crossroads Systems, Inc. issued a press release reporting its results of operations for its fiscal quarter and year ended October 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

         In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(c)      Exhibit No. Description
         99.1        Press Release of Crossroads Systems, Inc.
                     dated November 22, 2005



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CROSSROADS SYSTEMS, INC.



Dated:  November 22, 2005              By:    /s/ Rob Sims
                                          ----------------
                                          Rob Sims
                                          President and Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit No.    Description

    99.1       Press Release of Crossroads Systems, Inc.
               dated November 22, 2005